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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statments File No. 33-53321, No. 33-53323, No. 33-60997 and
No. 333-34569.

                                          ARTHUR ANDERSEN LLP


Charlotte, North Carolina,
March 21, 2000.